Equity and Convertible Bond Offerings	9 Months Ended
Sep. 30, 2019
Equity and Convertible Bond Offerings [Abstract]
Equity and Convertible Bond Offerings
Note 6 - Equity and Convertible Bond Offerings

Convertible Senior Note Offering
On September 16, 2014 the Company completed a private placement of $150 million aggregate principal amount of convertible senior notes due 2019 (the “2019 Notes”). DHT will pay interest at a fixed rate of 4.5% per annum, payable semiannually in arrears. Net proceeds to DHT were approximately $145.9 million after the payment of placement agent fees. The value of the conversion right has been estimated to $21.8 million; hence $21.8 million of the aggregate principal amount of $150.0 million was classified as equity. The Notes will be convertible into common stock of DHT at any time after placement until one business day prior to their maturity. The initial conversion price was $8.125 per share of common stock (equivalent to 18,461,538 shares of common stock), and is subject to customary anti-dilution adjustments. As a result of the cumulative effect of previously announced cash dividends, the conversion price was adjusted to $6.0216 effective August 22, 2019. Based on the adjusted conversion price and after adjusting for the repurchase of $44.2 million of the convertible senior notes in the open market at an average price of 94.5% of par, and the private exchange August 2018, the total number of shares to be issued would be 5,457,009.

In August 2018 the Company completed a privately negotiated exchange agreement with certain holders of the outstanding 4.5% Convertible Senior Notes due 2019 to exchange approximately $73.0 million aggregate principal amount of the existing notes for approximately $80.3 million aggregate principal amount of the Company's new 4.5% Convertible Senior Notes due 2021. In addition, a private placement was completed of approximately $44.7 million aggregate principal amount of the Company's new 4.5% Convertible Senior Notes due 2021 for gross proceeds of approximately $41.6 million. Net proceeds to DHT were approximately $38.9 million after the payment of placement agent fees.

Following closing of the private exchange and the private placement, there are $125 million aggregate principal amount of convertible senior notes due 2021 (the “2021 Notes”) and approximately $32.9 million aggregate principal amount of the 2019 Notes outstanding. The 2021 Notes will bear interest at a rate of 4.5% per annum on the principal amount accruing from August 21, 2018. Interest will be payable semiannually in arrears on February 15 and August 15 each year, beginning on February 2019. Interest is computed on the basis of 360-day year comprised of twelve 30-days months. The initial conversion price was $6.2599 per share of common stock (equivalent to 19,968,370 shares of common stock) and is subject to customary anti-dilution adjustments. As a result of the cumulative effect of previously announced cash dividends, the conversion price was adjusted to 6.0442 effective May 20, 2019. Based on the adjusted conversion price the total number of shares to be issued would be 20,680,983. The 2021 Notes will mature on August 15, 2021, unless earlier converted, redeemed or repurchased in accordance with their terms.

On October 1, 2019 the Company announced that holders of $26,434,000 in aggregate principal amount of the Company's 4.5% Convertible Senior Notes due October 1, 2019, exercised their right to convert their notes into shares at the conversion price of $6.0216 per share. As a result the Company issued 4,389,858 shares of common stock. The remaining $6,426,000 in aggregate principal amount was repaid in cash.